Driving Shareholder Value Mark A. Chancy Corporate Executive Vice President and Chief Financial Officer Merrill Lynch Banking & Financial Services Conference November 15, 2007 Exhibit 99.1

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2006 Annual Report on Form
10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.
This presentation may include non-GAAP financial measures to describe SunTrust’s performance.  The reconciliation of those measures to GAAP measures can be found in SunTrust’s earnings press releases, which can be found on SunTrust’s website in the news section of the investor relations pages.  In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
The information in this presentation may contain forward-looking statements. Statements that do not describe historical or current facts, including statements about beliefs and expectations, and in particular the outlook statements provided at slide 22, are forward-looking statements. These statements often include the words “may,” “could,” “will,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,”
“outlook” or similar expressions.  Such statements are based upon the current beliefs and expectations of SunTrust's management and on information currently available to management.  The forward looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934.  Such statements speak as of the date hereof, and SunTrust does not intend to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward looking statements are subject to significant risks and uncertainties.  Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause SunTrust’s results to differ materially from those described in the forward-looking statements can be found in the Company's 2006 Annual Report on Form 10-K, in the Company’s Quarterly Reports on Form 10-Q, and in the
Current Reports on Form 8-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site
(http://www.sec.gov). Those factors include: changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; our trading assets and financial instruments carried at fair value expose the Company to certain market risks; changes in market interest rates or capital markets could adversely affect our revenues and expenses, the value of assets and obligations, costs of capital, or liquidity; the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; significant changes in securities markets or markets for commercial or residential real estate could harm our revenues and profitability; customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; customers may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking, which subjects us to a variety of risks; hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; negative public opinion could damage our reputation and adversely impact our business; we rely on other companies for key components of our business infrastructure; we rely on our systems, employees and certain counterparties, and certain failures could materially adversely affect our operations; we depend on the accuracy and completeness of information about clients and counterparties; regulation by federal and state agencies could adversely affect our business, revenues, and profit margins; competition in the financial services industry is intense and could result in losing business or reducing profit margins; future legislation could harm our competitive position; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; our ability to receive dividends from our subsidiaries accounts for most of our revenues and could affect our liquidity and ability to pay dividends; significant legal actions could subject us to substantial uninsured liabilities; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel without whom our operations may suffer; we may be unable to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; our accounting policies and methods are key to how we report financial condition and results of operations, and may require management to make estimates about matters that are uncertain; changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; our stock price can be volatile; our disclosure controls and procedures may fail to prevent or detect all errors or acts of fraud; weakness in residential property values and mortgage loan markets could adversely affect us; we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations and financial condition; and we may enter into transactions with off-balance sheet entities affiliated with SunTrust or its subsidiaries which may cause us to recognize current or future losses.

Driving Shareholder Value
Financial Performance
Good progress in 3Q on fundamental performance in fee income, margin, and expense management
Mortgage and fixed income valuations impacted 3Q results
Strength and Stability
Credit cycle appears to be turning and we believe SunTrust’s shareholders will be well served by the Company’s legacy of disciplined credit risk management
Relatively low risk assets remaining in securitization warehouse, and level 3 fair value assets are primarily high quality
Growth Opportunities
SunTrust’s unique franchise, higher growth footprint, and focus on execution provides attractive growth prospects for our five lines of business

3 Financial Performance

Financial Performance
3Q 2007 Income Statement Summary
($ in millions, except per share data)
Total Revenue (FTE)
Total Revenue (FTE) Excluding Net Securities
(Gains)/Losses and Net Gain on Sale of Bond
Trustee
Total Noninterest Expense
Total Noninterest Expense Excluding Severance
Diluted Net Income Per Average Common Share
Diluted Net Income Per Average Common Share
Excluding Coke Gain
3Q 2007
Sept 30, 2007 3Q 2006
% Change
Annualized
2Q 2007
Sept 30, 2006
% Change
Nine Months Ended
2,038.4 (57)% 0% 6,480.1 5%
2,037.4 (19)%                          1% 6,242.7 2%
1,291.2 13% 7% 3,778.4 4%
1,246.2    (2)% 3% 3,733.4 2%
1.18 NM                      (20)% 4.52 2%
1.18 (81)% (20)%                           4.11 (7)%
1.  Accelerated share repurchase totaling 9.5 million shares completed in 3Q 2007 with 8 million shares fully reflected and 1.5 million partially.  Severance impact of  $0.08 per share included in results.
Note:  NM stands for not meaningful and indicates a large percentage change.
Despite Challenging Market Conditions, SunTrust Has Generated
Revenue Growth and Maintained Expenses in 2007
1
1

Financial Performance
Market Impacts and Noninterest Income
Capital Markets
Mortgage
Treasury
$    (121)
(88)
Total Loss                                 $     (161)
($ in millions)
Market Related Impact of $161 Million, or $0.28 Per Share, in 3Q 2007…
…Obscures Otherwise Solid Performance in Fee Income
Service charges up 10% over 3Q 2006
Despite business sales, Trust income up 1% over 3Q 2006 and 6% over 2Q 2007
1
Retail Investment income up 28% over 3Q 2006
Mortgage Servicing income up 56% over 3Q 2006
1.  Bond Trustee sale in 3Q 2006 and merger of Lighthouse Partners in 1Q 2007.
48

We believe our margin is lower than
peers due to our relatively conservative
loan mix
Three consecutive quarters of margin
expansion totaling 24 bps
Stable to slightly expanding margin
expected in 4Q 2007
Balance sheet shareholder value
initiatives driving growth
Recent actions include reducing lower
yielding securities and higher cost
wholesale deposits
Financial Performance
Net Interest Margin
Source:  SNL
Peers: BAC, BBT, FITB, KEY, NCC, PNC, RF, USB, WB and WFC.
Peer numbers are medians.
63 bp
Difference
23 bp
Difference
Net Interest Margin
2.94%
3.02%
3.10%
3.18%
3.41%
3.57%
3.49%
3.43%
4Q 2006 1Q 2007 2Q 2007 3Q 2007
SunTrust Peers
1. Actual results could differ materially from those contained in or implied by such statements – refer to slide 1 for a list of important factors that could cause actual results to differ.
1

Financial Performance
Expense Management
E
2
is Improving Efficiency…
$140.1 million in year-to-date realized gross cost savings versus
2007 annual goal of $181 million
3Q 2007 run-rate savings of $59.5 million
On track to achieve $350 million 2008 goal
2009 goal remains $530 million
…But Credit Related Operating Losses and Deposit Focused
Marketing are Impacting Expense Growth As Well
$ Change
3Q 2007 2Q 2007 3Q 2006 2Q 2007 3Q 2006
Total noninterest expense    $1,246.2    $1,251.2    $1,205.5   $(5.0)         $40.7
excluding severance
Operating losses
1
$52.0         $29.1           $9.9       $22.9         $42.1
Marketing $46.9         $43.3         $35.9         $3.6         $11.0
1. Operating losses are included in the other expense line item in our financial statements.  3Q 2007 operating losses include an accrual of approximately $27 million for fraud losses.  The accrual at the end of the quarter was approximately $20 million.

8 Strength and Stability

Commercial
$34,970
29%
Residential
Mortgages
$31,604
   26%
Construction
$14,359
12%
Home Equity
Lines
$14,599
12%
Commercial RE
$12,487
10%
Indirect
$7,642
7%
Direct
$4,419
4%
Loan Portfolio: $120,748
million as of 9/30/07
1
No material exposure to credit card or
other consumer unsecured lending
Commercial portfolios, which represent
39% of total loans, are performing well
overall
Residential Mortgage Portfolio
• 63% Core ARM and Jumbo with WA
LTV of 73% and WA FICO of 729²
• 5% ($1.7 billion) Alt-A: $1.1 billion
1
st
lien with WA LTV of 76%,
remaining are insured 2nds²
• No option ARM, originated sub-prime,
or negative amortizing loans
Home Equity Lines
• WA FICO 734, 24% 1
st
lien, and 27
months average seasoning
• 87% lower risk origination channels
Construction Portfolio
• 27% commercial purpose
• 26% construction perm loans to
individuals
• 35% residential construction and A&D
1. Loan Portfolio also includes credit card balances which totaled $668 million.
2. FICO scores are refreshed quarterly, and LTV’s are at origination.
Strength and Stability
Credit Perspective – Loan Portfolio

Consumer
$11
    1%
Commercial RE
$41
     4%
Construction
$158
    16%
Commercial
$74
    8%
Residential
Mortgages¹
$691
      71%
3Q 2007 charge-off ratio of 34 bps
Through mid-year 2008, we anticipate
charge-offs will be in the 35-45 bps
range assuming no further material
deterioration  in the economy
50% of residential mortgage
nonaccruals are Alt-A, 64% are 1
st
lien
with an average LTV of 76%, and 36%
are insured 2
nd
liens
2
Remaining 50% of residential
mortgage NPL’s are primarily from
Core portfolio with typically lower
LTV’s
We expect the ultimate loss content in
current NPL’s to be much less than
balances
Allowance at 91 bps is 2.7 times 3Q
2007 annualized charge-offs and 2.0
times high end of 35-45 bps charge-off
guidance range for the next 3 quarters
Strength and Stability
Credit Perspective – Nonaccrual Loans
Nonaccrual Loans: $975 million as of 9/30/07
1. Includes Home Equity lines on nonaccrual status.
2. FICO scores are refreshed quarterly, and LTV’s are at origination.

Source: SNL Financial
1  The numbers from SNL Financial include Loans Held for Sale. SunTrust calculates Annualized NCO/Average Loans excluding Loans Held for Sale and that ratio was 0.34 for 3Q 2007.
2  BAC, BBT, FITB, KEY, NCC, PNC, RF, USB, WB and WFC.  Peer numbers are medians.
Annualized Net Charge-Offs/Average Loans Consistently Better Than Peers
1
Strength and Stability
Credit Perspective
%
0.32
0.19
0.27
0.19 0.18
0.37
0.56
0.37
0.22
0.17
0.44
0.40
0.39
0.33
0.35
0.33
0.61
0.69
0.80
0.50
0.00
0.20
0.40
0.60
0.80
1.00
2000 2001 2002 2003 2004 2005 2006 1Q 2007 2Q 2007 3Q 2007
SunTrust Peers
2

Level 2
$25.8
Level 1
$3.7
Level 3
$1.0
Strength and Stability
Market Valuation Risk
97% of fair value assets are valued
based on  level 1 or level 2
measurement approaches
$1.0 billion level 3 includes
approximately:
• $800 million Federal Reserve and
FHLB common stock
• $100 million state-specific municipal
bonds
• $50 million commercial loan
securitization retained interest
• $24 million student loan
securitization retained interest
High Quality Level 3 Fair Value Assets
Fair Value Assets: $30.5 billion at 9/30/07

RMBS
$2.4
SBA
$471.2
CLO
$420.1
Strength and Stability
Market Valuation Risk
99.7% of warehouse is
government guaranteed Small
Business Administration loans
(SBA) and Commercial Loan
Obligations (CLO)
Additional Residential Mortgage
Backed Securities (RMBS)
exposure outside of the
warehouse is approximately $30
million of retained interests at
fair value at quarter end
Outside of warehouse,
Collateralized Debt Obligation
(CDO) exposure is
approximately $21 million at fair
value at quarter end
Relatively Low Exposure Remaining From Residential Mortgage
Securitization Activities
Securitization Warehouse: $893.7 million as of 9/30/07

14 Growth Opportunities

Market
Opportunities
Deposit focused campaign has helped increase year-to-date net new consumer checking accounts by over 7%
Ranked Highest in Customer Satisfaction for Home Equity Line of Credit/Loan
Servicers in 2007 by J.D. Power and Associates¹
Lowered cost per consumer loan serviced by 20% and cost per $ collected by 9%
through improved productivity and effective use of offshoring
Goals
Continue to optimize branch network; opening approximately 40 new branches
Build 2008 marketing and advertising plans around checking household acquisition
Continued focus on growing SunTrust@work program (targets employees of commercial businesses for consumer banking relationships)
Increasing investment in internet channel with plans to launch Online Account Opening and Mobile Banking services in 2008
Strategies
&
Tactics
SunTrust’s footprint shows projected population growth above the U.S. national average
Deposit dollars are projected to grow at 4.3% annually in the SunTrust footprint over the next 5 years.  This is 16% higher than the U.S. average
Over 70% of households in the SunTrust footprint are clustered in the Upper Affluent,
Lower Affluent, and Mass Market segments
Grow deposit households
Expand loss mitigation strategy to assist delinquent home equity clients and reduce nonperforming loans
Hire 50 to 100 business bankers
Retail Growth Opportunities
2007
Successes
1. SunTrust received the highest numerical score in the proprietary J.D. Power and Associates 2007 Home Equity Line of Credit/Loan Servicer StudySM. Study based on 4,964 total responses measuring 25 lenders and measures the service satisfaction of bank customers who obtained a home equity line of credit/loan in September 2006-May 2007. Proprietary study results are based on experiences and perceptions of consumers surveyed in June-August 2007. Your experiences may vary. Visit jdpower.com.

Strategies
&
Tactics
Market
Opportunities
Goals
Opportunity to expand business in under-penetrated markets
Opportunity to increase cross-sale of Treasury & Payments solutions, Private
Wealth Management, and Institutional Investment products
Deploy $100 million in New Markets Tax Credits
Increase client product penetration by better leveraging client data and improving cross-selling success
Drive new client acquisition through Treasury & Payments focused calling efforts and product marketing
Cross-sell deposit and cash management products to Commercial Real Estate clients
Enhance speed to market and reduce cost of loan origination via full implementation of credit resource center
Continue to grow deposits
Attain 20% lead bank market share
Increase deposits to 20% of loans versus 14% today in real estate client base
Commercial Growth Opportunities
2007
Successes
1
Capital Markets referrals up 25%
Treasury & Payment product sales up 11%
Over 1,400 referrals to Retail for SunTrust@work program
$100 million New Markets Tax Credits awarded by U.S. Treasury
1.  2007 successes % increases reflect the first three quarters of 2007 as compared to the same period in 2006.

Derivatives revenue up 22% led by a record 3rd Quarter
Structured Real Estate Leasing revenue up 28%
Leasing revenue up 15%
Strategies
&
Tactics
Market
Opportunities
Goals
Increase market share in Investment Banking products with large corporate clients
In Commercial Banking, Capital Markets expects to increase market share in
Syndications, Derivatives, and M&A
In Wealth & Investment Management, Capital Markets expects to increase market share in Derivatives
Execute our new STRH integrated Corporate & Investment Banking coverage model that drives greater coordination of product and client groups and leverages recent investments in people and capabilities in our Capital Markets platform
Increase the cross-sell of Capital Markets products in Commercial Banking and Wealth &
Investment Management with a new sales model that has product specialists located in key markets
Increase the number of lead relationships and grow Capital
Markets revenue by 20% from large corporate clients
Increase revenue by 20% and improve the mix towards more
Investment Banking revenue from commercial banking clients
Increase revenue 10-15% from Wealth & Investment  Management clients by improving the alignment of business referral / compensation goals
Corporate & Investment Banking Growth Opportunities
2007
Successes¹
1.  2007 successes % increases reflect the first three quarters of 2007 as compared to the same period in 2006.

Added 178 Retail Loan Officers and 20 new branches
Held the #1 customer service ranking by JD Power & Associates for Mortgage
Origination business in 2007
#7 National Purchase lender as ranked by Inside Mortgage Finance for 2007
Selectively grow origination business through organic sales force growth and strategic branch additions
Maintain “balanced business” by managing mix of origination and servicing
Provide world class technology to our sales and support teams
Focus on credit management; increase credit risk and default management staffing
Industry contraction creating opportunity to acquire top sales talent and increase market share
New product opportunities such as Reverse Mortgages
Strategies
&
Tactics
Market
Opportunities
Goals
Maintain 2008 origination volumes at near-2007 levels, despite expected 17%
industry decline
Grow servicing portfolio as appropriate to maintain balanced business model
Complete deployment of new mortgage origination technology to wholesale and retail channels
Mortgage Growth Opportunities
2007
Successes

Market
Opportunities
Grow both AUA and AUM at or better than industry growth
Increase GenSpring AUM by 25%
Leverage our operating model to increase market share of business owners and medical/legal professionals in our footprint
Maintain or increase two-thirds of funds in Lipper top two quartiles
Goals
Focus on business owners and medical/legal professionals for client acquisition and cross sale opportunities
Complete GenSpring opportunistic hiring, de novo branching, and acquisitions
Increase third party distribution of asset management products
Implement Unified Managed Assets (UMA) solution with the support of overlay technology
Strategies
&
Tactics
The market is fragmented with the top 40 advisors averaging 1.25% market share
The creation of new wealth in the U.S. is being primarily driven by privately owned businesses
25% of equity wealth projected to transfer over the next 5 years
Wealth & Investment Management Growth Opportunities
2007
Successes¹
Retail investment services income increased 22%
Approximately two-thirds of the STI Classic funds are in the top two Lipper quartiles for 1, 3, and 5 year performance
GenSpring family offices re-branded (formerly AMA), opened a New York office, hired several client advisors, and acquired TBK Investments, Inc. increasing AUA by $1.4B with 64 new families
1.  2007 successes % increases reflect the first three quarters of 2007 as compared to the same period in 2006.

Driving Shareholder Value
Financial Performance
Good fee income growth excluding market impacts
Increasing margin
Continuing progress in reducing expense growth
Strength and Stability
Portfolio is well diversified with little exposure to consumer unsecured lending
Charge-offs continue to be less than peers.  Based on 3Q NPL analysis, loss content appears to be manageable at this time with reserves at 2.7x 3Q 2007 annualized charge-offs
High quality level 3 fair value assets
Relatively low exposure remaining from residential mortgage securitization activities
Line of Business Growth Opportunities
Increasing focus on consumer and commercial household acquisition
Lead with checking and treasury solutions products
Realize greater cross-sale opportunities
Continue to invest in technology solutions that improve client service and efficiency
Selectively grow businesses and products

21 Appendix

Outlook¹
We do not expect a material near-term recovery of the losses associated with the mark-to-market adjustments realized in 3Q 2007.
We expect stable to slightly expanding net interest margin expansion in 4Q 2007.²
E
2
Efficiency and Productivity Initiative:
• We anticipate that we will exceed our upwardly revised E
2
target of $181 million in estimated gross cost savings
for 2007.
• We are confident that we will achieve our $350 million gross cost savings goal in 2008.
• Our 2009 gross cost savings goal remains $530 million.
Through mid-year 2008, we anticipate net charge-offs will be in the 35-45 basis point range assuming no further material deterioration in the economy.
2
We experienced only a modest impact on financial results from additional deterioration in market values in
October.
1. Actual results could differ materially from those contained in or implied by such statements - a list of important factors that could affect actual results are listed on slide 1.
2. Assumes no further material deterioration in the economy.

Reconciliations
($ in millions, except per share data)
Noninterest Income
Noninterest Income Excluding Net Securities (Gains)/
Losses and Net Gain on Sale of Bond Trustee
Business
Total Revenue (FTE)
Net Securities (Gains)/Losses
Net Gain on Sale of Bond Trustee Business
Total Revenue (FTE) Excluding Net Securities (Gains)/
Losses and Net Gain on Sale of Bond Trustee
Business
Total Noninterest Expense
Severance
Total Noninterest Expense Excluding Severance
Net Income Available to Common Shareholders
Impact of Excluding Gain on Sale of Shares of the
Coca-Cola Company
Net Income Available to Common Shareholders
Excluding Gain on Sale of Shares of The
Coca-Cola Company
Diluted Net Income Per Average Common Share
Impact of Excluding Gain on Sale of Shares of The
Coca-Cola Company
Diluted Net Income Per Average Common Share
Excluding Gain on Sale of Shares of The
Coca-Cola Company
3Q 2007
Sept 30, 2007 3Q 2006
Sept 30, 2006
Nine Months Ended
$819.1 $858.9 $2,852.7                          $2,585.8
818.1 837.9 2,615.2                            2,558.9
2,038.4 2,032.8                             6,480.1             6,149.1
(1.0) 91.8 (237.4) 85.9
__ (112.8) __ (112.8)
2,037.4 2,011.8                             6,242.7             6,122.2
$1,291.2 $1,205.5 $3,778.4                        $3,646.1
(45.0) __ (45.0)                             __
1,246.2 1,205.5 3,733.4                          3,646.1
$412.6 $535.6 $1,600.5                        $1,611.1
__   __ (145.6) __
412.6 535.6 1,454.9 1,611.1
$1.18                         $1.47                      $4.52                            $4.42
__                                __                    (0.41) __
1.18 1.47 4.11                               4.42

On November 2, 2007, SunTrust Banks, Inc. (NYSE: STI) and GB&T Bancshares, Inc. (NASDAQ: GBTB) announced the signing of a definitive agreement under which SunTrust will acquire GB&T (the “Agreement”).  The Agreement provides that GB&T will merge with and into SunTrust, with SunTrust continuing as the surviving entity (the “Merger”), and that each issued and outstanding share of GB&T common stock (excluding shares owned by GB&T or SunTrust)
will be converted into the right to receive 0.1562 shares of SunTrust common stock (the “Exchange Ratio”).  Cash will be paid in lieu of fractional shares.
Where You Can Find Additional Information About The Merger
The proposed Merger will be submitted to GB&T’s shareholders for consideration. SunTrust will file a Form S-4
Registration Statement, GB&T will file a Proxy Statement and both companies will file other relevant documents regarding the Merger with the Securities and Exchange Commission (the “SEC”). GB&T will mail the Proxy
Statement/Prospectus to its shareholders. These documents, and any applicable amendments or supplements, will contain important information about the Merger, and SunTrust and GB&T urge you to read these documents when they become available.
You may obtain copies of all documents filed with the SEC regarding the Merger, free of charge, at the SEC’s website
(www.sec.gov). You may also obtain these documents free of charge from SunTrust’s website (www.suntrust.com)
under the heading “About SunTrust” and then under the heading “Investor Relations” and then under the item
“Financial and Regulatory Filings.” You may also obtain these documents, free of charge, from GB&T’s website
(www.gbtbancshares.com) under the section “Corporate Info” and then under the item “Corporation Information” and then under the item “Documents.”
Participants in the Merger
SunTrust and GB&T and their respective directors and executive officers may be deemed participants in the solicitation of proxies from GB&T’s shareholders in connection with the Merger. Information about the directors and executive officers of SunTrust and GB&T and information about other persons who may be deemed participants in the
Merger will be included in the Proxy Statement/Prospectus. You can find information about SunTrust’s executive officers and directors in its definitive proxy statement filed with the SEC on March 2, 2007. You can find information about GB&T’s executive officers and directors in its definitive proxy statement filed with the SEC on April 18, 2007.
You can obtain free copies of these documents from the websites of SunTrust, GB&T or the SEC.

Driving Shareholder Value Mark A. Chancy Corporate Executive Vice President and Chief Financial Officer Merrill Lynch Banking & Financial Services Conference November 15, 2007